Exhibit 99.1

Middleby Announces Filing of Form 10 Registration Statement

for Planned Spin-Off of Middleby Food Processing

•	Middleby Food Processing will launch as a leading pure-play food processing technology company, offering innovative solutions for industrial protein, bakery and snack food processors.

•	Filing represents significant milestone toward Middleby Food Processing becoming an independent public company.

•	Middleby intends to complete the separation on July 6, 2026, subject to customary conditions, including the effectiveness of the Form 10 with the SEC.

•	An Investor Day presentation is scheduled for May 12, 2026, in New York City, during which management will provide details on its value creation strategy and financial outlook.

Elgin, Ill.– May 4, 2026 – The Middleby Corporation (NASDAQ: MIDD) today announced the filing of the Form 10 registration statement (the “Form 10”) with the U.S. Securities and Exchange Commission (“SEC”) for the planned spin-off of Middleby Food Processing. A copy of the Form 10 is available on the SEC website and can also be viewed on the Investor Page of the Middleby website at middleby.com/investors.

“Today’s Form 10 filing reflects the strong progress we are making toward the launch of Middleby Food Processing as a focused, industry-leading food processing solutions provider,” said Tim FitzGerald, Middleby’s Chief Executive Officer. “This separation will create two dynamic, world-class companies well-positioned for growth. This focus on innovative solutions for both Middleby and Middleby Food Processing as standalone companies positions each company to better unlock long-term value for all stockholders.”

“Middleby Food Processing has a strong foundation and is an industry leader in fast growing markets and expanding product categories worldwide,” said Mark Salman, Middleby Food Processing’s incoming Chief Executive Officer. “Today’s filing is a key milestone in our journey toward being an independent company, positioning us to focus on our customers and delivering them world-class innovation.”

Middleby Food Processing Highlights

•	The Experienced Board and Senior Leadership of Food Processing:

•	Mark Salman, Chief Executive Officer

•	Amy Campbell, Chief Financial Officer

•	Mark Bowie, Chief Operating Officer

•	Matt Fuchsen, Chief Strategy Officer

•

Robert Nerbonne has been named Chairman of the Middleby Food Processing Board of Directors. He is a deeply experienced industry veteran who has served on the Middleby Board of Directors since 2019. He will move from the Middleby Board to lead the Middleby Food Processing Board.

•

Middleby Food Processing is an industry leading platform of over 30 brands, with best in class solutions. In 2025, on a Middleby segment reporting basis, Middleby’s Food Processing business generated over $850 million in net sales with ~20% Adjusted EBITDA margin. Middleby’s Food Processing business has grown net sales at a ~12% CAGR from 2019 to 2025 based on Middleby’s current segment reporting. Middleby Food Processing anticipates net debt at close of $200-$225 million, which represents approximately 1.25x Estimated Standalone Adjusted EBITDA for the fiscal year ended January 2, 2027.

•

Middleby Food Processing is a market leader across several food categories, including holding a top position in Total Line Solutions in categories across protein, bakery and snack products. Middleby’s Food Processing business generated ~40% of sales from aftermarket parts, services, and modernization for the fiscal year ended January 3, 2026. A strong M&A pipeline and actionable organic initiatives support a significant growth opportunity and ability to quickly scale.

•	Middleby stockholders will receive one share of common stock of Middleby Food Processing on the distribution date for each share that they hold of Middleby common stock as of the record date.

•	Middleby Food Processing intends to apply to list its common stock on the Nasdaq Stock Market LLC under the ticker symbol “MFP”.

•	The planned spin-off of Middleby Food Processing is intended to be tax-free for Middleby and its stockholders for U.S. federal income tax purposes.

Middleby and Middleby Food Processing Investor Day

As previously announced, Middleby will host an investor day on May 12, 2026, in New York City. Over the course of the event, members of the leadership team will provide details on the competitive positioning of the two companies and future growth potential. A live webcast of the event, along with related presentation materials, will be available on the Middleby Investor Relations website.

The Form 10, filed on May 4, 2026, is subject to change and will be made final prior to the effective date. Investors, media, and the general public are invited to learn more about the pending spin-off on the Middleby Investor Relations website.

About Middleby

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice and food processing. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice and industrial baking and protein Innovation Centers for food processing solutions. For more information about Middleby, please visit www.middleby.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” subject to the Private Securities Litigation Reform Act of 1995, including statements regarding The Middleby Corporation’s (“Middleby”) and Middleby Food Processing, Inc.’s (“Middleby Food Processing” and taken together with Middleby, the “Company”) expectations with respect to the timing of the spin-off of Middleby Food Processing and the Company’s future performance. The Company cautions investors that such statements are estimates and are highly dependent upon a variety of factors. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause the Company’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The following are some of the important factors that could cause the Company’s actual results, performance or outcomes to differ materially from those discussed in the forward-looking statements: changing market conditions; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; dependence on key customers; risks associated with the Company’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for the Company’s products and the Company’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; the Company’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the impact of announced management and organizational changes; intense competition in the Company’s business segments including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of the Company’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of Middleby Food Processing will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to the Company’s business in connection with the proposed spin-off; the potential that the Company does not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed spin-off of Middleby Food Processing or the results thereof, including on the market price of the Company’s common stock, the ability of the Company to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or the Company’s business, financial condition, results of operations and financial performance; risks related to diversion of the Company’s management’s attention from its ongoing business operations due to the proposed spin-off of Middleby Food Processing; and other risks detailed in the Company’s SEC filings. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Measures

This press release contains information about the Company’s financial results which are not presented in accordance with GAAP. Specifically, Adjusted EBITDA, Estimated Standalone Adjusted EBITDA, Adjusted EBITDA margin, and net debt are non-GAAP financial measures. Adjusted EBITDA represents net income before depreciation and amortization (including asset impairments), interest expense, income tax (expense) benefit, other income (expense), net, restructuring and other special items. Estimated Standalone Adjusted EBITDA is estimated Adjusted EBITDA on a Middleby segment reporting basis less estimated standalone public company costs. Adjusted EBITDA margin is Adjusted EBITDA as a percent of net sales. Net debt is current maturities of long-term debt and long-term debt less cash and cash equivalents. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. The Company believes Adjusted EBITDA and Adjusted EBITDA margin are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating performance for business planning purposes. The Company believes net debt is useful to investors because it provides a meaningful measure of the Company’s leverage and ability to service and reduce debt using its available cash resources. The Company believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that it uses internally for purposes of assessing its core operating performance. Reconciliations of Adjusted EBITDA and Adjusted EBITDA margin on a Middleby segment reporting basis are available in Middleby’s press release announcing its financial results for the fiscal year ended January 3, 2026. Reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP financial measures for Estimated Standalone Adjusted EBITDA and net debt are not available because the timing and magnitude of certain items cannot be reasonably estimated at this time without unreasonable effort.

For The Middleby Corporation:

Investors:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

rellin@middleby.com

Media:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com